Intellicheck Mobilisa

NYSE Amex: IDN

Leading the Way in Identity and Wireless Systems

Safe Harbor Statement

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate", "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company's business model will result in positive cash flows or return the company to profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.







About Us

A leading technology company building world-class identity and wireless systems, with an emphasis on ID-scanning technologies. We focus on delivering the industry's most comprehensive services, offering customized software solutions and services.

Company Overview

- Founded in 1994
- Approximately 50 Employees
- Headquartered in Port Townsend, WA, with offices in Washington, DC and New York
- Publicly Traded – NYSE Amex: IDN
- Recognized as the Leader in Driver License Reading Technologies


WASHINGTON


Washington, D.C.


NEW YORK STATE
DRIVER LICENSE

Board of Directors



Dr. Nelson Ludlow
Chairman and Chief Scientist



Emil R. "Buck" Bedard
Lieutentant General, USMC Retired
Director



Bonnie Ludlow
Director and Senior Vice President



Michael D. Malone
Vice Admiral, USN, Retired
Director



Woody McGee
Director



Guy Smith
Director

Management Team



Steve Williams
Chief Executive Officer



Russell Embry
Chief Technology Officer



Peter Mundy
Chief Financial Officer



Bonnie Ludlow
Senior Vice President

Product Offerings


ID Systems
Wireless Systems
IDN
Complete End-to-End Systems
Customized Software Solutions

INTELLICHECK MOBILISA

www.icmobil.com
1.888.9IC.MOBIL
NYSE Amex: IDN

Our Company

* ID Markets
  * Financial
  * Retail
  * Hospitality
  * Pharmacy
  * Access Control
  * Age Verification
* Wireless Markets
  * Port Security
  * Wireless Planning Tools
  * Ship-to-Ship Communications
  * Oil Spill Monitoring
  * Wireless Over Water™

Strategic Growth Initiatives

IDN Merges with Mobilisa, March 2008

IDN Acquires Positive Access, September, 2009

Future Strategic Opportunities

Technologies

* 9 US, 2 Canadian, 1 UK Patent and 11 Patents Pending
* Enterprise Software Licensing Agreements to Numerous Fortune 500 Companies
* Reading, Validating & Authenticating Driver Licenses

Customer and Market Review

Markets


Commercial Identity
Government Identity
Wireless

Q3 & 9 Month Results

* Second Quarter in a row we are PROFITABLE
* Revenue is approximately 3.6 Million for Q3
  * Up approximately 1%
  * Identity Systems are up 25%
* 9 Month revenue is 9.6M up 4%





Commercial Identity Systems

* Point of Sale (integrate with existing systems or new)
* Stand-Alone Kiosk
* Portable Wireless Devices
* Special Events Marketing
* Complete Solution Offering
* Accor Contract





Government Identity Systems





* Access Control
  * Visitor & Vendor Validation
* Markets
  * Federal Facilities
    * 100+ Locations
* Massport Pilot
* Port of New York TWIC Readers
* New contracts totaling over 2M

INTELLICHECK MOBILISA

Wireless Systems

* Wireless Functions
  * High Speed Data Communications
  * Wireless Over Water™
  * Dirty Bomb Sensors
* Markets
  * Military
  * Coast Guard
  * DHS
  * Oil Spill Monitoring
* 3 Million from the US Navy



Sample Clients

* Financial
  * Chase
  * GE
  * Barclays
  * FIS
* Hotels/Travel
  * Accor
  * MGM Grand
  * Enterprise Car Rental
* Retail
  * LL Bean
  * Target
  * Wal-Mart
  * J C Penney
* Telcom
  * ATT
  * Verizon
* Government
  * US Army
  * US Navy
  * US Air Force
  * Marine Corps
  * NASA
  * Veterans Administration
  * DHS

Growth Initiatives

* Developing New Cloud Computing Model
* Established New Pay-Per-Swipe Transactional Model
* ID Risk Check Launched to Combat Identity Theft and Offer Increased Fraud Protection
* Emerging Technologies Surrounding Law Enforcement Systems
* Growing Aegeus, Our Wireless Buoy System to Commercialized Products

Financial Overview

Strong Revenue Channel


Wireless Systems
Identity Systems
TOTAL
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
2008
2009
2010
Q1 2011
Q2 2011
Q3 2011
TOTAL
Identity Systems
Wireless Systems

Market Overview

* Ticker Symbol:	IDN
* Price 11/2/11:	.97
* 52-Week High:	1.87
* 52-Week Low:	0.82
* Outstanding Shares:	27.5M
* Market Capitalization:	26M
* Management Holding:	45%
* Average Daily Volume (3 months):	17,177

Intellicheck Mobilisa

NYSE Amex: IDN

Leading the Way in Identity and Wireless Systems

INTELLICHECK MOBILISA

www.icmobil.com
1.888.9IC.MOBIL
NYSE Amex: IDN